UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2010 (December 14, 2010)

LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Powell Court, Suite 200
Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 15, 2010, LifePoint Hospitals, Inc. (the “Company”) issued a press release announcing that on December 14, 2010, the independent members of the Company’s Board of Directors (the “Board”) appointed William F. Carpenter III, 56, to the role of Chairman of the Board, in addition to his current role as the Company’s President and Chief Executive Officer. The press release also announced that on December 14, 2010, Owen G. Shell, Jr., 74, the Company’s non-executive Chairman of the Board, was elected by the independent members of the Board as the Company’s Lead Director.
A copy of the Press Release announcing the changes described above is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective December 15, 2010, the Board adopted the Fourth Amended and Restated By-Laws of the Company (the “By-Laws”).
Article IV, Section 4 of the By-Laws was amended to provide that, in the absence of the Chairman or in the event of his or her inability to act, the Lead Director, or if the Lead Director is absent or unable to act, a director appointed to act as chair at any such meeting by a majority of the directors present at such meeting, shall exercise all of the powers and discharge all of the duties of the Chairman. Article IV, Section 5 of the By-Laws was amended to eliminate the ability of the Chief Executive Officer to exercise the powers and discharge the duties of the Chairman in his or her absence or inability to act. Article III, Section 10 of the By-Laws was amended to provide that the Lead Director will be responsible for approving the agenda for Board meetings.
In addition, certain clarifying changes were made to Article IV, Section 4 of the By-Laws.
These amendments are reflected in the full text of the amended and restated By-Laws attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description
3.1	Fourth Amended and Restated By-Laws of LifePoint Hospitals, Inc., effective as of December 15, 2010.

99.1	Press release issued by LifePoint Hospitals, Inc. on December 15, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2010	LIFEPOINT HOSPITALS, INC.
	By:	/s/ Paul D. Gilbert
Paul D. Gilbert
Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Fourth Amended and Restated By-Laws of LifePoint Hospitals, Inc., effective as of December 15, 2010.

99.1	Press release issued by LifePoint Hospitals, Inc. on December 15, 2010.